Exhibit 10.39

FIRST AMENDMENT TO LEASE

This FIRST AMENDMENT TO LEASE (this “Amendment”) made on this 1st day of March, 2013, by and between QUALITY INVESTMENT PROPERTIES – WILLIAMS CENTER, L.L.C., a Kansas limited liability company (“Lessor”), and QUALITY TECHNOLOGY SERVICES LENEXA, LLC, a Delaware limited liability company (“Lessee”).

W I T N E S S E T H:

WHEREAS, Lessor and Lessee entered into a lease, dated as January 1, 2009 (the “Lease”), pursuant to which Lessor leased to Lessee (i) 2493 usable square feet of data center space (the “Data Center Space”) located on the first floor of the J. Williams Technology Centre located at 12851 Foster Street, Overland Park, Kansas (the “Building”), and (ii) 7220 usable square feet of office and common space (the “Office Space”), which was increased to 8639 usable square feet as of October 1, 2009 (the Office Space and Data Center Space being collectively referred to as the “Leased Premises” or the “Premises”); and

WHEREAS, subject to the terms and conditions of this Amendment, Lessee and Lessor desire to increase the size of the Office Space.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually covenant and agree as follows:

1. Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Lease.

2. Section 1.02 of the Lease is hereby deleted in its entirety and replaced with the following:

“1.02 Leased Premises. In consideration of the Rent, terms, provisions and covenants of this Lease, Lessor hereby irrevocably leases, lets and demises to Lessee the exclusive use and possession of (i) 2493 square usable square feet of data center space (the “Data Center Space”) located on the first floor of the J. Williams Technology Centre located at 12851 Foster Street, Overland Park, Kansas (the “Building”) (reserving six (6) cabinets of space and power for Lessor’s use), and (ii) 30,213 usable square feet of office and common space (the “Office Space”), more particularly depicted on Exhibit A attached hereto and incorporated herein by reference (all of such space being referred to as the “Leased Premises” or the “Premises”).”

3. Section 1.03 of the Lease is hereby amended to add the following:

Option. Provided there is no default by Lessee hereunder continuing beyond any applicable cure period either as of the date Lessee notifies Lessor of its election to extend the Term or as of the first day of the extension period, Lessee may extend the Term as it relates to the Premises for one (1) period of five (5) years. Lessee shall notify Lessor of its election to extend the Term by giving Lessor notice thereof not less than twelve (12) months prior to the expiration of the Term then in effect, time being of the essence. All of the provisions of this Lease (other than the amount of Monthly Rent payable hereunder) shall apply during the extension period.

(a) The annual Monthly Rent during the extension period shall be the greater of (a) the annual Monthly Rent in effect during the twelve (12) month period preceding the commencement of such extension term and (b) Ninety-five percent (95%) of the “fair market rent” for the Premises at the time of the commencement of the extended term. The term “fair market rent” shall be the rent generally payable in Johnson County, Overland Park, Kansas for Class A office space in an office building of approximately the same quality, size and condition as the Building, giving due consideration to (i) the condition of the Premises without any alterations, additions, or improvements made by Lessee or at Lessee’s expense, but taking into account the value of Lessee’s rights to use all building areas, systems and infrastructure under the Lease, and (ii) to all other factors that would be relevant to a third-party tenant desiring to lease space substantially similar to the Premises for the extended term. Within thirty (30) days after the exercise by Lessee of its option to extend, Lessor shall notify Lessee of Lessor’s determination of the annual Monthly Rent during the extension period. If Lessee desires to dispute Lessor’s determination, Lessee shall, within forty-five (45) days after receipt thereof, withdraw its election to extend the Term or submit to Lessor a written appraisal of the fair market rent for the Premises by an appraiser who is a member of the American Institute of Real Estate Appraisers, having at least seven (7) years experience in appraising commercial real estate in Johnson County, Overland Park, Kansas (a “Qualified Appraiser”). If Lessor disagrees with the fair market rent determined by Lessee’s Qualified Appraiser, Lessor shall, within forty-five (45) days of receipt of such appraisal, submit to Lessee a written appraisal of the fair market rent for the Premises by a Qualified Appraiser selected by Lessor. If Lessor’s and Lessee’s Qualified Appraisers do not agree upon the fair market rent but are apart by less than five (5%) percent, then the fair market rents determined by both shall be averaged. Otherwise, Lessor’s and Lessee’s Qualified Appraisers shall mutually agree upon an independent Qualified Appraiser to determine such fair market rent. If Lessor’s and Lessee’s Qualified Appraisers are unable to agree upon such independent appraiser, either Lessor or Lessee may request the American Arbitration Association to appoint such independent appraiser. The independent appraiser shall select either Lessor’s Qualified Appraiser’s determination of fair market rent or the fair market rent determined by Lessee’s Qualified Appraiser, which determination shall be binding upon both Lessor and Lessee. The parties shall be responsible for the cost of their own Qualified Appraiser and shall share equally in the cost of any independent third Qualified Appraiser. Pending resolution of the issue of fair market rent, Lessee shall pay to Lessor as of commencement of the extension term, the Monthly Rent as established by Lessor, subject to adjustment upon final determination.

(b) Upon final determination of the Montly Rent to be paid during the extension period as hereinabove provided, Lessor and Lessee shall enter into a lease amendment to reflect the same.

4. Section 1.04 of the Lease is hereby amended to reflect that from the date of this Amendment until December 31, 2013, the Monthly Rent for the Office Space shall be $56,649.38/month and $679,792.50/year, and the total Monthly Rent for the Leased Premises shall be $88,149.38/month and $1,057,792.50/year. Commencing on January 1, 2014 and continuing through December 31, 2018, Lessee shall pay Monthly Rent to Lessor for the Office Space in an amount equal to $23.50/square foot for a total of $59,166.54/month and $709,998.45/year. Beginning January 1, 2014 and continuing through December 31, 2018, the total Monthly Rent for the Leased Premises shall be $90,666.54/month and $1,087,998.40/year.

5. Section 2.02 of the Lease is hereby amended by deleting the last sentence of the second paragraph of Section 2.02 and replacing it with the following:

“The pro rata share for insurance and taxes is calculated based Lessee’s percentage occupancy of the Office Space as set forth in Exhibit A.”

6. Exhibit A of the Lease is hereby deleted in its entirety and replaced with Exhibit A to this Amendment.

7. Except as expressly provided herein, all other terms, conditions, covenants, conditions and agreements as set forth in the Lease remain unchanged and in full force and effect.

8. This Amendment shall be governed by and construed in accordance with the laws of the State of Kansas, without giving effect to its conflict of laws principles.

9. This Amendment and any documents contemplated hereby may be executed in one or more counterparts, all of which counterparts, when taken together, shall constitute one agreement. This Amendment and any documents contemplated hereby may be executed and delivered by facsimile or other electronic transmission and any such execution or delivery shall be fully effective as if executed and delivered in person

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment the date first above written.

LESSOR:

Quality Investment Properties – Williams Center, LLC

By:

Name:	Chad L. Williams
Title:	Manager

LESSEE:

Quality Technology Services Lenexa, LLC

By:

Name:	William H. Schafer
Title:	CFO

EXHIBIT A

THE LEASED PREMISES

LEGEND - 1st & 2nd FLOORS

Quality Group of Companies, OP, Kansas

Total Gross Area - 1st & 2nd Floors - 37,785 sq. ft.
Total Rentable Area - 1st & 2nd Floors - 34,813 sq. ft.

Total Common Area 1st & 2nd Floors 5,710 sq. ft.

QTS - Data Center			
Data Center Common Area - QTS	2,493 sq. ft.	* 0.00% CAF	= 0 sq. ft. total
Sub Total Data Center Space - QTS			= 2,493 sq. ft. total
Total Data Center Space - QTS			= 2,493 sq. ft. total
QTS - Office Space			
1st Floor Office Space - QTS	11,141 sq. ft.	* 41.9% CAF	= 2,391 sq. ft. total
2nd Office Space - QTS	13,734 sq. ft.	* 51.6% CAF	= 2,947 sq. ft. total
Sub Total Office Space - QTS			=24,875 sq. ft. total
Total Office Space - QTS	(*Note: Excludes QTS Data Center Space)		=30,213 sq. ft. total
QGC - Office Space			
1st & 2nd Floor Office Space - QGC	1,735 sq. ft.	* 6.5% CAF	= 372 sq. ft. total
Sub Total Office Space - QGC			= 1,735 sq. ft. total
Total Office Space - QGC			= 2,107 sq. ft. total

10,710 sf
264 sf
3,997 sf
431 sf
2,493 sf

1 OVERALL FLOOR PLAN

A1.01
1ST FLOOR AREA PLAN

QTS Overland Park
12851 FOSTER ST.
OVERLAND PARK, KS 66213

QTS Quality Technology Services
300 SATELLITE BLVD. NW
SUWANEE, GA 30024
P: 678.835.5000 - F: 678.835.5555

Quality
12851 FOSTER STREET
OVERLAND PARK, KS 66213
P: 913.814.9988 - F: 913.814.7766

LEGEND - 1st & 2nd FLOORS

Quality Group of Companies, OP, Kansas

Total Gross Area - 1st & 2nd Floors - 37,785 sq. ft.

Total Rentable Area - 1st & 2nd Floors - 34,813 sq. ft.

Total Common Area 1st & 2nd Floors 5,710 sq. ft.

QTS - Data Center			
Data Center Common Area - QTS	2,493 sq. ft.	* 0.00% CAF =	0 sq. ft. total
Sub Total Data Center Space - QTS			= 2,493 sq. ft. total
Total Data Center Space - QTS			= 2,493 sq. ft. total
QTS - Office Space			
1st Floor Office Space - QTS	11,141 sq. ft.	* 41.9% CAF =	2,391 sq. ft. total
2nd Office Space - QTS	13,734 sq. ft.	* 51.6% CAF =	2,947 sq. ft. total
Sub Total Office Space - QTS			=24,875 sq. ft. total
Total Office Space - QTS	(*Note: Excludes QTS Data Center Space)		=30,213 sq. ft. total
QGC - Office Space			
1st & 2nd Floor Office Space - QGC	1,735 sq. ft.	* 6.5% CAF =	372 sq. ft. total
Sub Total Office Space - QGC			= 1,735 sq. ft. total
Total Office Space - QGC			= 2,107 sq. ft. total

1,471 sf
539 sf
13,734 sf
1,174 sf

1 OVERALL 2nd FLOOR PLAN

A1.02
2ND FLOOR AREA PLAN

QTS Overland Park
12851 FOSTER ST.
OVERLAND PARK, KS 66213

QTS
300 SATELLITE BLVD. NW
SUWANEE, GA 30024
P: 678.835.5000 - F: 678.835.5555

Quality
12851 FOSTER STREET
OVERLAND PARK, KS 66213
P: 913.814.9988 - F: 913.814.7766